ING Life Insurance and Annuity Company and its Variable Annuity Account C

State University of New York Defined Contribution Retirement Plan

Supplement dated October 10, 2012 to the Contract Prospectus and Contract Prospectus Summary, each dated April 30, 2012, as amended.

The following information updates and amends certain information contained in your variable annuity Contract
Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current Contract
Prospectus and Contract Prospectus Summary for future reference.

IMPORTANT INFORMATION REGARDING THE ING THORNBURG VALUE PORTFOLIO

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the ING Thornburg Value Portfolio.

Effective on the close of business on or about November 16, 2012, the ING Thornburg Value Portfolio will be renamed ING Growth and Income Core Portfolio. Accordingly, on that date all references to “ING Thornburg Value
Portfolio” appearing in the Contract Prospectus and Contract Prospectus Summary are to be deleted and replaced with “ING Growth and Income Core Portfolio” (the “Portfolio”).

Additionally, the ING Thornburg Value Portfolio’s investment objective, appearing in the fund appendices of the
Contract Prospectus and Contract Prospectus Summary, is to be deleted and replaced with the following objective:
•	Seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.

From the close of business on or about November 16, 2012, through the close of business on or about
November 30, 2012, the Portfolio will be managed by a transition manager in preparation for a subadviser change from Thornburg Investment Management, Inc. to ING Investment Management Co. LLC. Effective on or about
November 30, 2012, ING Investment Management Co. LLC will begin managing the Portfolio under an interim subadvisory agreement. Subject to shareholder approval, a new permanent subadvisory agreement with ING
Investment Management Co. LLC will be effective on or about February 27, 2013. The fund appendices of the
Contract Prospectus and Contract Prospectus Summary are to be revised accordingly.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting your local representative or by writing or calling the Company at:

For all regular mail, please use:	For overnight mail, please use:
Service Center	ING Life Insurance and Annuity Company
ING Life Insurance and Annuity Company	Service Center
P.O. Box 9862	4400 Computer Drive
Providence, RI 02940-8010	Westborough, MA 01581

1-800-677-4636

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Insurance products, annuities and retirement plan funding issued by (third party administrative services may also be provided
by) ING Life Insurance and Annuity Company. Securities are distributed by ING Financial Advisers, LLC (member SIPC), One
Orange Way, Windsor, CT 06095. Securities may also be distributed through other broker-dealers with which ING Financial
Advisers, LLC has selling agreements.

X.81216-12A	October 2012